UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 24, 2012 (April 23, 2012)

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

(a)	On April 23, 2012, Park National Corporation (“Park”) held the 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”). At the close of business on the February 24, 2012 record date, 15,405,908 Park common shares were outstanding and entitled to vote. At the 2012 Annual Meeting, 12,573,371, or 81.61%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b) (i) Directors elected at the 2012 Annual Meeting for a three-year term to expire at the 2015 Annual Meeting of Shareholders:

	Number of Votes
	For	Withheld	Broker Non-Votes	Abstentions
F. William Englefield IV	9,500,843	558,308	2,514,220	N/A
William T. McConnell	9,645,650	413,501	2,514,220	N/A
David L. Trautman	9,636,436	422,715	2,514,220	N/A
Leon Zazworsky	9,866,201	192,950	2,514,220	N/A

Other directors whose term of office continued after the 2012 Annual Meeting:

Maureen Buchwald

C. Daniel DeLawder

Harry O. Egger

Stephen J. Kambeitz

Timothy S. McLain

John J. O’Neill

Rick R. Taylor

Sarah Reese Wallace

(ii)	With respect to the vote to approve, in a non-binding advisory vote, the compensation of Park’s executive officers as disclosed in the proxy statement for the 2012 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstain
9,338,620	230,073	2,514,220	490,458

(iii)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Number of Votes
For	Against	Broker Non-Votes	Abstain
12,368,869	162,015	0	42,487

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 24, 2012	By:	/s/ John W. Kozak
John W. Kozak Chief Financial Officer

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